UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2020 (June 11, 2020)

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	000-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta,	Ohio	45750-0738
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(740)	373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	PEBO	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

In the teleconference call held by management of Peoples Bancorp Inc. (“Peoples”, “we” or “our”) on April 21, 2020, to discuss results for the three months ended March 31, 2020, and the first quarter of 2020 investor presentation given by Peoples’ management from time to time subsequent to May 5, 2020, Peoples provided guidance regarding certain expected financial metrics and strategic targets for the remaining nine months of 2020. The slides accompanying each presentation were included as an exhibit furnished within a Current Report on Form 8-K.

Considering the unprecedented environment and economic uncertainty we are facing, we are withdrawing our financial guidance for the remaining periods within the fiscal year ending December 31, 2020 as well as our strategic targets. We believe in our strategic plan and are committed to its continued execution. When the economic outlook becomes more certain, we will provide appropriate public disclosure of our updated strategic targets. In the meantime, we are focusing our attention on assisting our associates, customers and the communities in which we operate in navigating through this difficult environment. This will allow us to perform for the benefit of our shareholders and other stakeholders in future periods.

The information in this Current Report on Form 8-K is being furnished under Item 7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Safe Harbor Statement
Statements in this Current Report on Form 8-K which are not historical are “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and events of Peoples.

The information contained in this Current Report on Form 8-K should be read in conjunction with Peoples’ Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “2019 Form 10-K”), and Peoples’ Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 (the “March 31, 2020 Form 10-Q”), which are available on the Securities and Exchange Commission’s (“SEC”) website (www.sec.gov) or at Peoples’ website (www.peoplesbancorp.com). These textual references to the SEC’s website and Peoples’ website are not intended to incorporate the information contained in those websites in this Current Report on Form 8-K. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in Peoples’ 2019 Form 10-K under Part I, Item 1A.Risk Factors and in Peoples’ March 31, 2020 Form 10-Q under Part II, Item 1A. Risk Factors. As such, actual results could differ materially from those contemplated by forward-looking statements made in this Current Report on Form 8-K. Peoples’ management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management's knowledge of Peoples’ business and operations. Peoples disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	June 11, 2020	By:/s/	JOHN C. ROGERS
John C. Rogers

Executive Vice President, Chief Financial Officer and Treasurer